UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 8, 2016

ViaSat, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-21767	33-0174996
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

6155 El Camino Real

Carlsbad, California 92009

(Address of Principal Executive Offices, Including Zip Code)

(760) 476-2200

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the annual meeting of stockholders of ViaSat, Inc. (“ViaSat”) held on September 8, 2016, ViaSat’s stockholders voted on the following three proposals and cast their votes as follows:

Proposal 1: To elect Richard Baldridge, B. Allen Lay and Dr. Jeffrey Nash to serve as Class II Directors.

Nominee	For	Withheld	Broker Non-Votes
Richard Baldridge	40,492,719	1,062,388	4,763,401
B. Allen Lay	40,412,101	1,143,006	4,763,401
Dr. Jeffrey Nash	39,888,346	1,666,761	4,763,401

Proposal 2: To ratify the appointment of PricewaterhouseCoopers LLP as ViaSat’s independent registered public accounting firm for the fiscal year ending March 31, 2017.

For	Against	Abstentions	Broker Non-Votes
46,217,601	89,903	11,004	0

Proposal 3: To conduct an advisory vote on executive compensation.

For	Against	Abstentions	Broker Non-Votes
40,126,235	1,382,713	46,159	4,763,401

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 9, 2016	ViaSat, Inc.

	By:	/s/ Paul Castor
Paul Castor
Vice President, Chief Corporate Counsel